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                                   EXHIBIT 21

                             LIST OF SUBSIDIARIES OF
                                 MARINEMAX, INC.

                            (AS OF DECEMBER 21, 2000)

                                                                     STATE OF INCORPORATION
NAME OF SUBSIDIARY                                                       OR ORGANIZATION
------------------                                          ---------------------------------------
11502 Dumas, Inc.                                                        Nevada

Bassett Boat Company of Florida                                          Florida

Bassett Boat Company of Florida, LLC (1)                                 Delaware

Bassett Boat Company, Inc.                                               Florida

Bassett Realty, L.L.C.                                                   Delaware

C & N Marine Realty, L.L.C.                                              Delaware

C&N Marine Corporation                                                   Minnesota

Clark's Landing at Annapolis Acquisition Corp.                           Delaware

Dumas GP, Inc.                                                           Nevada

Dumas GP, L.L.C. (2)                                                     Delaware

Gulfwind South Realty, L.L.C.                                            Delaware

Gulfwind South, Inc.                                                     Florida

Gulfwind South, LLC (1)                                                  Delaware

Gulfwind USA, Inc.                                                       Florida

Gulfwind USA, LLC (1)                                                    Delaware

Harrison's Boat Center, Inc.                                             California

Harrison's Marine Centers of Arizona, Inc.                               Arizona

Harrison's Realty California, L.L.C.                                     Delaware

Harrison's Realty, L.L.C.                                                Delaware

Marina Drive Realty I, L.L.C.                                            Delaware

Marina Drive Realty II, L.L.C.                                           Delaware

MarineMax MidAtlantic, LP (3)                                            Delaware

MarineMax Motor Yachts, Inc.                                             Delaware

MarineMax New Jersey GP, Inc. (4)                                        Delaware

MarineMax New Jersey Realty, L.L.C. (5)                                  Delaware

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
                                                                     STATE OF INCORPORATION
NAME OF SUBSIDIARY                                                       OR ORGANIZATION
------------------                                          ---------------------------------------
MarineMax NJ Partners, Inc. (4)                                          Delaware

MarineMax of Brevard County, Inc.                                        Delaware

MarineMax of Jacksonville, Inc.                                          Delaware

MarineMax of Las Vegas, Inc.                                             Delaware

MarineMax of New Jersey Holdings, Inc.                                   Delaware

MarineMax of New Jersey II, Inc.                                         Delaware

MarineMax of New Jersey, Inc.                                            Delaware

MarineMax of North Carolina, Inc.                                        North Carolina

MarineMax of Treasure Cove, Inc.                                         Delaware

MarineMax of Utah, Inc.                                                  Delaware

MarineMax Services, Inc. (1)                                             Delaware

MarineMax TX, L.P. (6)                                                   Texas

MarineMax U.S.A., Inc.                                                   Nevada

MarineMax Yachts, LLC (1)                                                Delaware

MMX GP, LLC                                                              Delaware

MMX Holdings, LLC                                                        Delaware

MMX Interests, LLC                                                       Delaware

MMX Member, Inc. (1)                                                     Delaware

MMX Partners, Inc.                                                       Delaware

MMX Ventures, LP (7)                                                     Delaware

Stovall Marine, Inc.                                                     Georgia

Walker Marina Realty, L.L.C.                                             Delaware

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(1)      Wholly owned subsidiary of MMX Partners, Inc.

(2)      Wholly owned subsidiary of 11502 Dumas, Inc.

(3) 99% owned by MarineMax NJ Partners, Inc. as limited partner and 1% owned by MarineMax New Jersey GP, Inc., as general partner.

(4)      Wholly owned subsidiary of MarineMax of New Jersey Holdings, Inc

(5)      Wholly owned subsidiary of MarineMax MidAtlantic, LP.

(6) 99% owned by 11502 Dumas, Inc. as limited partner and 1% owned by Dumas GP, LLC as general partner.

(7) 99% owned by MMX Partners, Inc. as limited partners and 1% owned by MMX GP, LLC as general partner.


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